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                                                                    Exhibit 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-48970, 333-38102, and 333-38334) and Form S-8
(Nos. 333-41874, 333-38986, 333-94647 and 333-76963) of Rhythms NetConnections
Inc. of our reports dated February 22, 2000, except for Note 12 as to which the date is March 29, 2001 relating to the financial statements and financial statement schedule, which appear in this Annual Report on Form 10-K.



                                    /s/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
March 30, 2001